UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2016 (August 31, 2016)

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1    Registrant's Business and Operations
Item 1.01    Entry into a Material Definitive Agreement

On August 31, 2016, Compass Group Diversified Holdings LLC (the “Company”), sponsor of Compass Diversified Holdings (“Holdings” and, together with the Company, collectively “CODI,” “us” or “we”), entered into a First Incremental Facility Amendment (the “Amendment”) to its existing Credit Agreement (as defined below). The Amendment was by and among the Company, the lenders party thereto (the “Lenders”), and Bank of America, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Terms not defined in this Item 1.01 shall have the meanings ascribed to them in the Credit Agreement (as defined below).

The Amendment modifies the Company’s existing credit agreement, dated as of June 6, 2014, as amended, among the Company, the Lenders, the Administrative Agent and the other financial institutions party thereto (the “Credit Agreement”), to provide for (a) an increase in the aggregate revolving commitments in the amount of $150 million and (b) an additional advance of the term loan, as an Incremental Tranche B Term Facility, in the amount of $250 million (together, the “Incremental Facilities”), in connection with the Closing (as defined below). The Amendment also extends the date through which a prepayment premium would be due in connection with a Repricing Transaction to February 28, 2017 and increases the amount of the Term Loan quarterly amortization payments. The Amendment contains customary representations and warranties. All other material terms and conditions of the Credit Agreement were unchanged.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Section 2    Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above with respect to the Amendment is incorporated herein in its entirety.

Section 7    Regulation FD
Item 7.01    Regulation FD Disclosure

On August 31, 2016, CODI issued a press release announcing the closing, on August 31, 2016 (the “Closing”), of the previously announced transaction, whereby, 5.11 ABR Merger Corp. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of 5.11 ABR Corp. (“Parent”), a Delaware corporation and wholly owned subsidiary of the Company, merged with and into 5.11 Acquisition Corp., a Delaware corporation (“5.11 Tactical”), with 5.11 Tactical as the surviving entity (the “5.11 Merger”). The 5.11 Merger was completed pursuant to the agreement and plan of merger (the “Merger Agreement”) among Merger Sub, Parent, 5.11 Tactical, and TA Associates Management, L.P., as the agent and attorney in fact of the holders of stock and options in 5.11 Tactical. A copy of the press release is attached as Exhibit 99.1 hereto.

The foregoing description of the press release is qualified in its entirety by reference to the complete text of the press release furnished as Exhibit 99.1 hereto, which is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such filing.

Section 8    Other Events
Item 8.01    Other Events

CODI acquires and manages small to middle market businesses in the ordinary course of its business. The following description relates to the recent acquisition of one such business.

5.11 Tactical

On August 31, 2016, Parent completed the acquisition of 5.11 Tactical pursuant to the Merger Agreement. Upon the completion of the 5.11 Merger, Merger Sub ceased to exist and 5.11 Tactical became a wholly owned subsidiary of Parent, and therefore a subsidiary of the Company. The Company paid a purchase price of approximately $400 million for 5.11 Tactical, before working capital and certain other adjustments at the Closing. The Company funded the purchase price through a draw on its revolving credit facility and by entering into the Incremental Facilities referenced in Item 1.01 of this Current Report on Form 8-K. Certain members of 5.11 Tactical’s management invested in the 5.11 Merger alongside the Company, collectively representing an approximate 2.5% non-controlling interest in Parent on a primary basis. The Company’s initial equity ownership in Parent will be approximately 97.5% on a primary and 85% on a fully diluted basis.

Concurrent with the Closing, the Company provided a credit facility to 5.11 TA, Inc., a Delaware corporation and wholly owned subsidiary of 5.11 Tactical, as co-borrower (“5.11 Co-Borrower”), and 5.11, Inc., a California corporation and wholly owned subsidiary of 5.11 TA, as borrower (“5.11 Borrower), pursuant to which a secured revolving loan commitment and secured term loan were made available to 5.11 Borrower and 5.11 Co-Borrower (the “5.11 Credit Agreement”). The initial amount outstanding under these facilities at Closing was $177.5 million. The loans advanced under the 5.11 Credit Agreement to 5.11 Co-Borrower and 5.11 Borrower are guaranteed by Parent, 5.11 Tactical, 5.11 Co-Borrower, 5.11 Borrower and certain other subsidiaries of 5.11 Borrower (collectively, the “Guarantors”) and are secured by security interests in substantially all the assets and properties of the Guarantors, including a pledge by 5.11 Co-Borrower of all the equity interests in 5.11 Borrower, the primary operating subsidiary of Parent. In addition to being similar to the terms and conditions of the credit facilities in place with its existing subsidiary businesses, the Company believes that the agreed terms of the loans are fair and reasonable given the leverage and risk profile of Parent and its subsidiaries.

The foregoing brief description of the 5.11 Merger is not meant to be exhaustive and is qualified in its entirety by, the full text of the Merger Agreement, which is incorporated herein by reference to Exhibit 99.1 to Holdings’ Current Report on Form 8-K filed on August 1, 2016 and the Company’s Current Report on Form 8-K filed on August 1, 2016.

Section 9    Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits

(a)     Financial statements of the businesses acquired

To the extent required by this item, historical financial statements for the 5.11 Merger referenced in Item 8.01 above will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this report is due.

(b)     Pro forma financial information

To the extent required by this item, pro forma financial information relating to the 5.11 Merger referenced in Item 8.01 above will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this report is due.

(d)     Exhibits.

10.1	First Incremental Facility Amendment, dated August 31, 2016, by and among Compass Diversified Holdings LLC, Bank of America, N.A., and the lenders thereto.

99.1	Press Release of CODI dated August 31, 2016 announcing the Closing of the 5.11 Merger.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2016	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2016	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer